UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 19, 2020

Prudential Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-55084	46-2935427
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 West Oregon Avenue, Philadelphia, Pennsylvania	19145
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 755-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PBIP	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ◻

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective February 19, 2020, Prudential Bancorp, Inc. (the “Company”) amended Article III, Section 3.1 of its Bylaws to decrease the minimum number of directors from five (5) to four (4). The foregoing summary is qualified in its entirety by the text of Section 3.1 of the Bylaws which is set forth in Exhibit 3.1 hereto and is incorporated herein by reference thereto.

Item 5.07         Submission of Matters to a Vote of Security Holders

  (a)     An Annual Meeting of Shareholders of the Company was held on February 19, 2020.

  (b) There were 8,895,474 shares of common stock of the Company eligible to be voted at the Annual Meeting and 7,975,034 shares represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

  The items voted upon at the Annual Meeting and the vote for each proposal were as follows:

1.                  Election of director:

         For a three year term expiring in 2023:

	FOR	WITHHELD	BROKER NON-VOTES
Dennis Pollack	4,972,521	834,017	2,168,496
.
2.      To ratify the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020.

FOR	AGAINST	ABSTAIN
7,741,128	212,857	21,049

        The nominee was elected as a director and the proposal to ratify the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the year ending September 30, 2020 was adopted by the shareholders of the Company at the Annual Meeting by the requisite affirmative vote.

(c) Not applicable.

(d) Not applicable.

Item	9.01	Financial Statements and Exhibits
	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	The following exhibit is included with this Report:

Exhibit No.	Description
3.1	Amendment to the Bylaws of Prudential Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL BANCORP, INC.

	By:	/s/Jack E. Rothkopf
	Name:	Jack E. Rothkopf
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: February 21, 2020

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